                                  OPPENHEIMER EMERGING GROWTH FUND
                                 Supplement dated June 5, 2007 to the
                                 Prospectus dated February 28, 2007

     This supplement  amends the Prospectus dated February 28, 2007. The section
"How the Fund Is  Managed  - The  Manager  -  Portfolio  Manager"  on page 13 is deleted in its entirety and replaced by the following:

     Portfolio  Manager.  The Fund's  portfolio is managed by Ronald J. Zibelli,
Jr., who is primarily  responsible  for the day-to-day  management of the Fund's investments.  Mr.  Zibelli,  CFA, has been a Vice President of the Manager since
May 2006 and portfolio manager of the Fund since June 2007. Prior to joining the
Manager, he was a Managing Director and Small Cap Growth Team Leader, at Merrill
Lynch  Investment  Managers  from  February  2000 to May 2006.  Prior to joining
Merrill Lynch Investment  Managers,  Mr. Zibelli was a Senior Portfolio  Manager
(U.S.  Small Cap Equity) at Chase Asset  Management at Chase Manhattan Bank. Mr.
Zibelli  is  a  portfolio  manager  and  officer  of  other  portfolios  in  the
OppenheimerFunds complex.

     The Statement of Additional  Information  provides  additional  information about the portfolio  manager's  compensation,  other accounts he manages and his ownership of Fund shares.

June 5, 2007                                                         PS0721.016